                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:

/ / Preliminary proxy statement      / / Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive proxy materials
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           EXCEL SWITCHING CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                 EXCEL SWITCHING CORPORATION LOGO APPEARS HERE
              255 Independence Drive, Hyannis, Massachusetts 02601
                            Telephone: 508-862-3000
                               Fax: 508-862-3137

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                TO BE HELD ON FRIDAY, MAY 14, 1999 AT 2:00 P.M.

To the Stockholders of Excel Switching Corporation:

    Notice is hereby given that the annual meeting of stockholders of Excel Switching Corporation, a Massachusetts corporation (the "Company"), will be held at 2:00 p.m., Boston time, on Friday, May 14, 1999, at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, to consider and vote upon the following proposals:

    1. To fix the Company's Board of Directors at four (4) and elect the Company's Board of Directors for the ensuing year.

    2. To approve and ratify the Company's Amended and Restated 1997 Stock Option Plan (the "1997 Plan") which, among other things, (a) increases the number of shares of Common Stock available under the 1997 Plan from 3,000,000 shares to 5,000,000 shares, and (b) provides the opportunity for non-employee directors to participate in the 1997 Plan.

    3. To approve and ratify the Company's Amended and Restated 1997 Non-Employee Director Stock Option Plan (the "Director Plan") which, among other things, (a) provides for the immediate termination of both the initial grant of options to purchase 30,000 shares of Common Stock upon joining the Board and the automatic grant of options to purchase an additional 15,000 shares of Common Stock on each of the following two anniversary dates thereof, and (b) commencing January 1, 2000, provides for the automatic grant to each non-employee director of fully vested options to purchase 1,250 shares of Common Stock once each quarter provided that such director has been a member of the Board for at least one (1) year.

    4. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors for the fiscal year ending December 31, 1999.

    5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on March 22, 1999 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the annual meeting. Any Stockholder attending the annual meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

/s/ Robert P. Madonna                          /s/ Christopher Stavros
Robert P. Madonna                              Christopher Stavros
PRESIDENT, CHIEF EXECUTIVE OFFICER AND         VICE PRESIDENT, GENERAL COUNSEL, DIRECTOR AND
CHAIRMAN                                       CLERK

Hyannis, Massachusetts
April 9, 1999

                          EXCEL SWITCHING CORPORATION
                                ----------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                       TO BE HELD ON FRIDAY, MAY 14, 1999

    This Proxy Statement is being furnished to holders of common stock, par value $.01 per share (the "Common Stock"), of EXCEL SWITCHING CORPORATION, a Massachusetts corporation ("Excel" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the annual meeting of the Company's stockholders to be held at 2:00 P.M., Boston time, on FRIDAY, MAY 14, 1999, and at any adjournments or postponements thereof (the "Meeting"), at the SHERATON HYANNIS RESORT, WEST END CIRCLE, HYANNIS, MASSACHUSETTS. The Company's Annual Report to Stockholders, containing audited consolidated financial statements for the fiscal year ended December 31, 1998, is being mailed contemporaneously with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 9, 1999.

    The purpose of the Meeting is:

    1. To fix the Company's Board of Directors at four (4) and elect the Company's Board of Directors for the ensuing year.

    2. To approve and ratify the Company's Amended and Restated 1997 Stock Option Plan (the "1997 Plan") which, among other things, (a) increases the number of shares of Common Stock available under the 1997 Plan from 3,000,000 shares to 5,000,000 shares, and (b) provides the opportunity for non-employee directors to participate in the 1997 Plan.

    3. To approve and ratify the Company's Amended and Restated 1997 Non-Employee Director Stock Option Plan (the "Director Plan") which, among other things, (a) provides for the immediate termination of both the initial grant of options to purchase 30,000 shares of Common Stock upon joining the Board and the automatic grant of options to purchase an additional 15,000 shares of Common Stock on each of the following two anniversary dates thereof, and (b) commencing January 1, 2000, provides for the automatic grant to each non-employee director of fully vested options to purchase 1,250 shares of Common Stock once each quarter provided that such director has been a member of the Board for at least one (1) year.

    4. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors for the fiscal year ending December 31, 1999.

    5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    The Board has fixed the close of business on March 22, 1999 as the record date (the "Record Date") for the determination of the Company's stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of Common Stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or an adjournment thereof.

    As of the Record Date, 34,465,955 shares of the Company's Common Stock were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Clerk of the Company, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy; (2) duly executing a later dated proxy relating to the same shares and delivering it to the Clerk of the Company before the taking of the vote at the Meeting; or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Excel Switching Corporation, 255 Independence Drive, Hyannis, Massachusetts 02601, Attention: Clerk, at or before the taking of the vote at the Meeting.

    The Board knows of no other matter to be presented at the Meeting. If any other matters are properly presented for consideration at the Meeting (or any adjournment or postponements thereof), shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The persons named as attorneys in the proxy are officers of the Company.

    The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business at the Meeting. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a broker, or other nominee holding shares for a beneficial owner, votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner as to how to vote on the other proposal.

    Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. Shares represented by proxies received by the Board and not so marked as to withhold authority to vote for any or all of the nominees will be voted for the election of the nominees. If a stockholder properly withholds authority to vote for any or all of the nominees, such a stockholder's shares will not be counted toward such nominee's or nominees' achievement of plurality.

    With respect to the proposed approval and ratification of the 1997 Plan and the Director Plan, the Company's By-laws and federal tax regulations provide that the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on each matter is required for approval. For all other matters being submitted to the stockholders at the Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on the matter is required for approval. If any other matter not discussed in this Proxy Statement is presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

    An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification. The shares will be voted FOR the matter in question if no specification is made.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 22, 1999 (unless otherwise indicated) (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) by each current director or director nominee of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table, and (iv) by all current directors, director nominees and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Except as otherwise set forth below, the business address of each beneficial owner is that of the Company.

                                                                                SHARES
                                                                             BENEFICIALLY      PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                                           OWNED(1)        BENEFICIALLY OWNED(1)
-------------------------------------------------------------------------  -----------------  -----------------------
The Madonna Family Limited Partnership (2)...............................        4,191,840                12.2%
c/o Excel Switching Corporation
255 Independence Drive
Hyannis, MA 02601

Pilgrim Baxter & Associates, Ltd. (3)....................................        2,005,300                 5.8%
825 Duportail Road
Wayne, PA 19087

Robert P. Madonna (4)....................................................       27,213,150                79.0%

Gadi Tamari (5)..........................................................          206,400               *

Robert W. Ross (6).......................................................           60,125               *

Christopher Stavros (7)..................................................          447,100                 1.3%

David C. Brajczewski (8).................................................           93,450               *

Edward L. Breslow (9)....................................................           20,000               *

John Loughlin (10).......................................................           21,000               *

All executive officers, directors and director nominees as a group (12
  persons)(11)...........................................................       28,882,525                79.9%

------------------------

*   Less than 1% of the outstanding Common Stock.

(1) Applicable percentage of ownership as of the Record Date is based upon 34,465,955 shares of Common Stock outstanding as of that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date ("presently exercisable stock options") are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) The Partnership has shared voting and investment power with Mr. Madonna with respect to all of its shares.

(3) Reflects beneficial ownership as of December 31, 1998 reported on a Schedule 13G filed by Pilgrim Baxter & Associates ("Pilgrim") with the Securities Exchange Commission on February 8, 1999. Pilgrim is a registered investment adviser. Pilgrim has sole power to vote or to direct the vote of 1,776,800 of such shares, shared power to vote or direct the vote of 228,500 of such shares, and sole power to dispose or to direct the disposition of all of such shares.

(4) Includes 4,191,840 shares of Common Stock owned by The Madonna Family Limited Partnership of which Mr. Madonna is a general partner and a trust called The Madonna Family GRAT is the limited partner.

(5) Includes 205,400 shares of Common Stock issuable pursuant to presently exercisable stock options.

(6) Includes 59,800 shares of Common Stock issuable pursuant to presently exercisable stock options. Also includes 300 shares of Common Stock held by his sons of which Mr. Ross expressly disclaims beneficial ownership.

(7) Consists of 447,100 shares of Common Stock issuable pursuant to presently exercisable stock options.

(8) Includes 93,150 shares of Common Stock issuable pursuant to presently exercisable stock options.

(9) Consists of 20,000 shares of Common Stock issuable pursuant to presently exercisable stock options.

(10) Includes 20,000 shares of Common Stock issuable pursuant to presently exercisable stock options.

(11) Includes 1,665,900 shares of Common Stock issuable pursuant to presently exercisable stock options.

                             ELECTION OF DIRECTORS

    The directors of the Company are elected annually and hold office until the next annual meeting of the stockholders and until their successors shall have been elected and qualified or until earlier resignation or removal. Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for any individual director will be voted (unless one or more nominees are unable or unwilling to serve) for fixing the size of the Board for the ensuing year at four (4) directors and for the election of the nominees named below.

    The Board has nominated and recommends that Robert P. Madonna, Christopher Stavros, Edward L. Breslow and John Loughlin be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person as the Board may recommend in the place of such nominee or for fixing the number of directors at a lesser number.

    The information below sets forth for each member of the Board such person's age, principal occupations during the past five years and certain other information:

    ROBERT P. MADONNA, AGE 39, founded the Company in January 1988 and has served as its Chief Executive Officer, President and a Director since that time. Mr. Madonna was elected Chairman of the Board of Directors in September 1997. Mr. Madonna also served as the Company's Treasurer until June 1996 and Clerk until May 1997. From August 1984 to October 1987, Mr. Madonna was Director of Hardware Engineering for Lan-Tel, Inc., a developer and manufacturer of PBX voice and data switches. From January 1983 to July 1984, Mr. Madonna was a principal engineer at American Science and Engineering, Inc., a manufacturer of CAT scan and other medical imaging technology.

    CHRISTOPHER STAVROS, AGE 46, joined the Company in August 1995 as General Counsel and was elected a director in December 1995 and Vice President in September 1997. From January 1992 to August 1995, Mr. Stavros was a member of the law firm of DeVito, Pransky and Stavros, P.A. Prior to 1992, Mr. Stavros maintained his own private practice concentrating in small business and general corporate law in Boston, Massachusetts. Mr. Stavros has represented the Company on various matters since its incorporation.

    EDWARD L. BRESLOW, AGE 51, first became a director of the Company in November 1997 upon the Company's initial public offering. Mr. Breslow was Vice President, Corporate Business Development of EMC Corporation from December 1988 until his retirement in July 1998. Mr. Breslow will continue to be a consultant to EMC until July 1999. EMC Corporation is a supplier of enterprise-wide intelligent information storage and retrieval solutions. Prior to joining EMC Corporation, Mr. Breslow held various financial management positions at Bose Corporation, a consumer electronics company, and Texas Instruments, Inc., a diversified technology company.

    JOHN LOUGHLIN, AGE 47, first became a director of the Company in November 1997 upon the Company's initial public offering. Mr. Loughlin has been a human resources consultant providing staffing and human resource services to technology and financial services clients since 1986. From 1981 to 1986, Mr. Loughlin served as Director of Human Resources at American Science & Engineering, Inc., a manufacturer of CAT scan and other medical imaging technology.

                           COMPENSATION OF DIRECTORS

    Directors receive no cash compensation for their services as directors except for reimbursement of expenses incurred in connection with attending meetings of the Board and its committees. The Company's non-employee directors are entitled to participate in the Company's health insurance plan. The Company's non-employee directors are also entitled to participate in the Company's 1997 Non-Employee Director Stock Option Plan pursuant to which they may receive automatic grants of options to purchase Common Stock of the Company. In March 1999, the Board amended the Company's 1997 Stock Option Plan to allow non-employee directors to participate in that plan. See "Stock Plans--1997 Non-Employee Director Stock Option Plan and 1997 Stock Option Plan", "Proposal to Approve and Ratify the Amended and Restated 1997 Non-Employee Director Stock Option Plan" and "Proposal to Approve and Ratify the Amended and Restated 1997 Stock Option Plan."

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board met six (6) times and took action by unanimous written consent four (4) times during the fiscal year ended December 31, 1998. Currently, the Board has a standing Audit Committee and Compensation Committee, but has no standing Nominating Committee. The Audit Committee, which reviews the financial performance and accounting standards of the Company, met four (4) times during the fiscal year ended December 31, 1998. Messrs. Breslow and Loughlin are the current members of the Audit Committee. The Compensation Committee, which reviews and makes recommendations concerning executive compensation and reviews and approves option grants and administers the Company's stock option plans, met three (3) times and took action by unanimous written consent three (3) times during the fiscal year ended December 31, 1998. Messrs. Breslow and Loughlin are the current members of the Compensation Committee. Mr. William Cadogan served as a member of both the Compensation and Audit Committees during a portion of the fiscal year ended December 31, 1998, but resigned from both committees and as a director on March 16, 1998.

    During the fiscal year ended December 31, 1998, all of the Company's directors attended at least seventy-five percent of: (1) the total number of meetings of the Board; and (2) the total number of meetings of all committees of the Board on which they served.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Currently, the Board has a standing Compensation Committee. Messrs. Breslow and Loughlin are the current members of the Compensation Committee. Mr. William Cadogan served as a member of the Compensation Committee for a portion of the fiscal year ended December 31, 1998, but resigned from the committee and as a director on March 16, 1998. No executive officer of the Company served as a member of the compensation committee (or other board of director committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

                               EXECUTIVE OFFICERS

    Executive officers serve at the discretion of the Board on an annual basis and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current executive officers of the Company are as follows:

                 NAME                        AGE                                 POSITION(S)
---------------------------------------      ---      ------------------------------------------------------------------
Robert P. Madonna......................          39   President, Chief Executive Officer and Chairman of the Board
David C. Brajczewski...................          39   Vice President, Research and Development and Engineering
James W. Carroll.......................          39   Vice President, Customer Engineering and Quality
Stephen S. Galliker....................          52   Vice President, Finance and Administration, and Chief Financial
                                                      Officer
Russell M. Levesque....................          38   Vice President, Product Management
Peter M. Lojko.........................          41   Vice President and General Manager, Wireline Strategic Business
                                                      Unit
Robert W. Ross.........................          50   Vice President, Carrier Sales
Christopher Stavros....................          46   Vice President, General Counsel, Director and Clerk
Gadi Tamari............................          53   Chief Operating Officer
Nicholas A. Toumpas....................          48   Vice President and General Manager, Open Network Platforms
                                                      Business Unit

    DAVID C. BRAJCZEWSKI joined the Company in April 1997 as Vice President, Research and Development and now serves as Vice President, Research and Development and Engineering. From September 1988 to April 1997, Mr. Brajczewski was employed by the Otis Elevator Company, a supplier of elevator systems and a division of United Technologies Corporation, as part of its engineering management team. From September 1987 to September 1988, Mr. Brajczewski was a Project Engineer at Microtechnologies, Inc., a designer of microprocessor and PC-based test and control systems. From May 1986 to September 1987, Mr. Brajczewski was an Electrical Engineer at Lan-Tel, Inc.

    JAMES W. CARROLL joined the Company in August 1995 as Director of Corporate Quality. Since November 1996, Mr. Carroll has served as Vice President, Engineering, and since January 1998, as Vice President, Customer Engineering and Quality. From December 1993 to August 1995 and from November 1990 to May 1992, Mr. Carroll was employed by Boston Technology, Inc., a designer and manufacturer of central office enhanced services. From December 1993 to August 1995, Mr. Carroll was Manager of Operations and Customer Service Quality Assurance and from November 1990 to May 1992, he was Senior Supplier, Quality Assurance. From May 1992 to December 1993, Mr. Carroll was employed by Brite Voice Systems, Inc., a manufacturer of voice processing systems. At Brite Voice, Mr. Carroll was Director of Quality until March 1993 and Director of Research and Development until December 1993.

    STEPHEN S. GALLIKER joined the Company in July 1996 as Chief Financial Officer and was elected Vice President, Finance and Administration in September 1997. From September 1992 to June 1996, Mr. Galliker was employed by Ultracision, Inc., a developer and manufacturer of ultrasonically powered surgical instruments. At Ultracision, Inc., Mr. Galliker was Chief Financial Officer and Vice President of Finance until November 1995 and Chief Operating Officer from December 1995 to June 1996. From June 1989 to September 1992, Mr. Galliker was Senior Vice President, Operations/Finance and Chief Financial Officer at Tylink Corporation, a manufacturer of high speed telecommunications equipment. Mr. Galliker is a Certified Public Accountant.

    RUSSELL M. LEVESQUE joined the Company in May 1992 as Director of Software. In January 1998, Mr. Levesque was made Vice President, Product Management. From June 1995 until January 1998, Mr. Levesque served as the Company's Director of Product Management. From July 1986 to April 1992,

Mr. Levesque served as Software Engineering Manager at Imaging Technologies, Inc., a manufacturer of image processing hardware and software products for the image inspection and image analysis markets.

    PETER M. LOJKO joined the Company in October 1998 as Vice President and General Manager, Wireline Strategic Business Unit. From July 1996 until October 1998 Mr. Lojko was employed by NextWave Telecom Inc. ("NextWave"), a startup national Personal Communications Service ("PCS") Carrier. At NextWave, Mr. Lojko was Vice President and General Manager, Northeast Region. In that role, Mr. Lojko planned the entire system buildout, hired all staff and performed wholesale sales and support efforts for resellers in the Northeast region. NextWave filed for bankruptcy protection in June 1998. From February 1994 until July 1996, Mr. Lojko was Vice President of Operations for American Mobile Satellite Corp. ("American Mobile"), a satellite communications provider. At American Mobile, Mr. Lojko was responsible for network engineering, operations and software development of American Mobile's satellite system. From November 1991 until February 1994, Mr. Lojko was Executive Director, Technical Services for Nynex Mobile, a wireless telecommunications provider. For 12 years prior to 1991, Mr. Lojko held various engineering and operations positions in Nynex's landline business.

    ROBERT W. ROSS joined the Company in February 1995 as Director of Sales and became Vice President, Sales in August 1996. His title was changed to Vice President, Carrier Sales in March 1999. From June 1994 to January 1995, Mr. Ross was a Director of Telecommunications Sales for Switchcraft, a division of Raytheon Company and a supplier of components for the audio/video, telecommunications, computer, medical, military, appliance, transportation and instrumentation industries. From January 1994 to June 1994, Mr. Ross was Regional Vice President of Sales for a division of Augat, Inc., a manufacturer of telecommunications equipment. From September 1982 to October 1993, Mr. Ross was employed by ADC Telecommunications, Inc., a manufacturer and designer of transmission, networking and connectivity products. During his tenure at ADC, Mr. Ross held several different positions, including National Sales Manager and Regional Sales Manager.

    GADI TAMARI joined the Company in November 1996 as Chief Operating Officer. From February 1990 until joining Excel, Mr. Tamari was a consultant to various telecommunications companies based in both Israel and the United States. In addition to his work as a consultant, from February 1990 to October 1996, Mr. Tamari was President of ALNO Networks USA, an importer and distributor of household goods. From February 1988 to January 1990, Mr. Tamari served as Director of East Coast Operations at Credence Systems Corporation, a designer and manufacturer of automatic test equipment for digital and mixed signal semiconductors. From September 1986 to January 1988, Mr. Tamari was Vice President, Operations at Lan-Tel, Inc.

    NICHOLAS A. TOUMPAS joined the Company in October 1998 as Vice President and General Manager, Open Network Platforms Business Unit. From September 1994 until September 1998, Mr. Toumpas was the President of XNT Systems, Inc. ("XNT"), a supplier of intelligent switch and comprehensive call-processing and control software. The Company acquired all of the outstanding capital stock of XNT on September 30, 1998 and XNT was merged with and into the Company as of December 31, 1998. From September 1992 until September 1994, Mr. Toumpas served as Associate Director, DMR Group Inc., an information technology consulting firm focused on systems integration. From December 1980 to August 1992, Mr. Toumpas served in a variety of sales, marketing and systems integration roles for Digital Equipment Corporation with a focus on the financial services sector.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation paid or accrued by the Company for services rendered to the Company, in all capacities, for the past three fiscal years by its Chief Executive Officer (the "CEO") and the four other most highly compensated executive officers, in each case whose total salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                                                   SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 LONG-TERM
                                                                                               COMPENSATION
                                                                                               -------------
                                                                                                  AWARDS
                                                                       ANNUAL COMPENSATION     -------------
                                                                               (1)              SECURITIES
                          NAME AND                            FISCAL   -------------------      UNDERLYING          ALL OTHER
                     PRINCIPAL POSITION                        YEAR     SALARY      BONUS      OPTIONS(#)(2)     COMPENSATION (3)
------------------------------------------------------------  ------   --------    -------     -------------     ----------------
Robert P. Madonna...........................................   1998    $300,000(4) $60,000(5)          --            $10,240
  President, Chief Executive Officer and Chairman of the       1997     301,556     74,250             --             10,080
  Board of Directors                                           1996     240,773     69,000             --              9,300

Gadi Tamari.................................................   1998     191,827(4)  36,575(5)          --             10,240
  Chief Operating Officer                                      1997     175,000     42,857             --             10,080
                                                               1996      39,135(6)   2,200        600,000                 --

Robert W. Ross..............................................   1998     134,250(4)  86,166(5)(7)         --           10,240
  Vice President, Carrier Sales                                1997      88,122    201,598(7)      80,000             10,080
                                                               1996      83,296    123,924(7)      60,000              9,300

Christopher Stavros.........................................   1998     148,500(4)  34,155(5)          --              9,504
  Vice President, General Counsel and Clerk                    1997     139,154     32,760             --             10,080
                                                               1996     128,077     16,800             --              9,298

David C. Brajczewski........................................   1998     150,115(4)  31,350(5)          --              9,607
  Vice President, Research and Development and Engineering     1997     110,770(8)  20,072        240,000              8,243
                                                               1996          --         --             --                 --

------------------------

(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company and certain perquisites and other personal benefits, securities or property received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) The Company did not grant any stock options to any of the Named Executive Officers during the fiscal year ended December 31, 1998. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers during the fiscal years 1996, 1997 or 1998.

(3) Represents contributions made by the Company to the Named Executive Officer under the Company's 401(k) plan.

(4) Represents amounts paid during the fiscal year ended December 31, 1998.

(5) Represents amounts earned during the fiscal year ended December 31, 1998.

(6) Mr. Tamari joined the Company in November 1996.

(7) Includes commissions.

(8) Mr. Brajczewski joined the Company in April 1997.

                              EMPLOYEE AGREEMENTS

    Generally, all employees of the Company, including each of the Named Executive Officers, are bound by the terms of a Non-Disclosure, Invention and Covenant Not To Compete Agreement, pursuant to which (1) the employee agrees to assign to the Company all inventions, discoveries and improvements made, devised or discovered by the employee during and until one (1) year subsequent to the term of employment; (2) confidential information proprietary to the Company obtained during the term of employment by the Company may not be disclosed by the employee during or subsequent to such term of employment; and (3) the employee agrees not to compete with the business of the Company during and for a three (3) year period subsequent to the term of employment.

    Mr. Tamari and the Company are party to a Non-Qualified Stock Option Agreement (the "Agreement") dated November 20, 1996, pursuant to which Mr. Tamari received options to purchase 600,000 shares of Common Stock of the Company. Under the terms of the Agreement, Mr. Tamari is entitled to exercise up to 50% of the then unvested options granted pursuant to the Agreement, if at any time prior to November 20, 1999, (a) the Company is acquired and Mr. Madonna ceases to be Chief Executive Officer or (b) Mr. Madonna ceases to be Chief Executive Officer and Mr. Tamari is terminated by Mr. Madonna's successor (other than for "cause"). In addition, if at any time after November 20, 1999, Mr. Madonna ceases to be Chief Executive Officer, Mr. Tamari is entitled to exercise all of the then unvested options. As of March 22, 1999, options to purchase 360,000 shares of Common Stock of the Company granted to Mr. Tamari pursuant to the Agreement remain unvested.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has adopted a policy whereby all transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's Board of Directors.

    On September 30, 1998, the Company acquired all of the outstanding capital stock of XNT Systems, Inc. ("XNT") for consideration totaling $8,800,000. Mr. Toumpas, Vice President and General Manager, Open Network Platforms Business Unit of the Company, was a shareholder of XNT. In connection with the acquisition, Mr. Toumpas received consideration totaling $1,067,200, of which $266,800 was payable immediately and the remainder of which is payable pursuant to promissory notes issued by the Company. The promissory notes bear interest at an annual interest rate of 10% and are payable in three equal annual installments beginning on September 30, 1999. At the time of the acquisition, Mr. Toumpas was neither an executive officer nor an employee of the Company.

                            OPTIONS AND STOCK PLANS

    OPTION GRANTS. The Company did not grant any stock options or stock appreciation rights ("SARs") to the Named Executive Officers during the fiscal year ended December 31, 1998.

    OPTION EXERCISES AND FISCAL YEAR-END OPTION TABLE. The following table sets forth certain information concerning options granted to the Named Executive Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 1998; (ii) the net value realized upon such exercise; (iii) the number of unexercised stock options outstanding as of December 31, 1998; and (iv) the value of such unexercised options at December 31, 1998. No SARs were exercised by the Named Executive Officers during the fiscal year ended December 31, 1998.

                        AGGREGATED FY-END OPTION VALUES

                                                                                              VALUE OF UNEXERCISED
                                                                 NUMBER OF SECURITIES             IN-THE-MONEY
                                                                UNDERLYING UNEXERCISED         OPTIONS AT FISCAL
                                      SHARES                  OPTIONS AT FISCAL YEAR-END            YEAR-END
                                     ACQUIRED       VALUE                (#)                         ($)(2)
                                    ON EXERCISE    REALIZED   --------------------------  ----------------------------
              NAME                      (#)         ($)(1)    EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------  -------------  ----------  -----------  -------------  -------------  -------------
Robert P. Madonna................           --            --          --             --              --             --

Gadi Tamari......................       25,600    $  438,090     214,400        360,000   $   7,075,200  $  11,880,000

Robert W. Ross...................        6,000       135,900      62,800        131,200       2,088,799      3,835,200

Christopher Stavros..............        2,900        70,133     447,100             --      16,840,759             --

David C. Brajczewski.............          850        14,975      47,150        192,000       1,461,650      5,952,000

------------------------

(1) Value is based on the difference between the option exercise price and the fair market value on the date of exercise, multiplied by the number of shares underlying the options exercised.

(2) Value is based on the difference between the option exercise price and the fair market value at December 31, 1998, the fiscal year-end ($38.00 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.

    STOCK PLANS. The Company currently maintains four stock ownership plans: the 1997 Stock Option Plan, the 1997 Non-Employee Director Stock Option Plan, the 1997 Employee Stock Purchase Plan, and the Company's Stock Option Program (collectively, the "Stock Plans").

    1997 STOCK OPTION PLAN. The 1997 Stock Option Plan was adopted by the Company's Board and received stockholder approval in September 1997. The 1997 Stock Option Plan allows for the grant of incentive stock options to all employees and the grant of non-qualified stock options, stock awards and authorization to make purchases of Common Stock to all employees, consultants, officers and directors of the Company. A detailed discussion of the material terms and proposed changes to the 1997 Stock Option Plan is found under the heading "PROPOSAL TO APPROVE AND RATIFY THE AMENDED AND RESTATED 1997 STOCK OPTION PLAN". The complete text of the 1997 Stock Option Plan as amended and restated is attached to this proxy statement as Exhibit A.

    1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. The Company's 1997 Non-Employee Director Stock Option Plan was adopted by the Board and received stockholder approval in September 1997. The 1997 Non-Employee Director Stock Option Plan provides for the automatic grant of options to non-employee directors of the Company. A detailed discussion of the material terms and proposed changes to the 1997 Non-Employee Director Stock Option Plan is found under the heading "PROPOSAL TO APPROVE AND RATIFY THE AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN". The complete text of the 1997 Non-Employee Director Stock Option Plan as amended and restated is attached to this proxy statement as Exhibit B.

    1997 EMPLOYEE STOCK PURCHASE PLAN. The 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan") was adopted by the Board and received stockholder approval in September 1997. The 1997 Purchase Plan provides for the issuance of a maximum of 400,000 shares of Common Stock pursuant to the exercise of nontransferable options granted to participating employees.

    The 1997 Purchase Plan is administered by the Compensation Committee of the Board. All employees of the Company whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed at least 45 days of employment are eligible to participate in the 1997 Purchase Plan. Employees who would own 5% or more of the total combined voting power or value of the Company's stock immediately after the grant and non-employee directors may not participate in the 1997 Purchase Plan. To participate in the 1997 Purchase Plan, an employee must authorize the Company to deduct an amount (not less than one percent nor more than ten percent of a participant's total compensation) from his or her pay during six-month payment periods (the "Payment Period"). The first Payment Period commenced upon the initial offering of the Company's Common Stock to the public in November 1997 and ended on June 30, 1998. The Payment Periods now commence on January 1 and July 1 of each year. In no case shall an employee be entitled to purchase more than 500 shares in any one Payment Period. The exercise price for the option granted in each Payment Period is 85% of the lesser of the market price of the Common Stock on the first or last business day of the Payment Period. If an employee is not a participant on the last day of the Payment Period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. Options granted under the 1997 Purchase Plan may not be transferred or assigned. An employee's rights under the 1997 Purchase Plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. Options to purchase 30,295 shares of Common Stock have been exercised as of March 22, 1999 under the 1997 Purchase Plan.

    STOCK OPTION PROGRAM. Prior to its initial public offering, the Company had an informal stock option program under which selected employees were granted non-qualified options to purchase shares of Common Stock. The primary purpose of this program was to provide long-term incentives to the Company's selected employees and to further align their interests with those of the Company. The selection of the participants, the determination of the number of shares of Common Stock offered to each participant, the terms of the repurchase rights for each participant and other terms of sale were made by the Company's President and Chief Executive Officer, Robert P. Madonna, and Christopher Stavros, Vice President and General Counsel. Options granted under this informal plan were generally exercisable within ten years of the original grant date and generally vested over a period of five years from the date of grant. The Board of Directors voted in September 1997 to terminate this program effective as of November 4, 1997. As of such date, options to purchase 11,611,440 shares of Common Stock, at a weighted average exercise price of $1.91 per share, were granted under this program. As of March 22, 1999, options to purchase 1,989,560 shares of Common Stock have been exercised and options to purchase 614,010 shares of Common Stock have been canceled.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    OVERVIEW. This report is submitted by the Compensation Committee (the "Compensation Committee"), which was established by the Board in connection with the Company's initial public offering. Pursuant to authority delegated by the Board, and based in part upon recommendations from the Company's Chief Executive Officer, the Compensation Committee is responsible for establishing the non-equity and equity compensation of senior management each year, and reviewing, as appropriate, other compensation standards of the Company. In addition, the Compensation Committee administers the Company's 1997 Plan, Director Plan, 1997 Purchase Plan and Stock Option Program.

    The current members of the Compensation Committee, Edward L. Breslow and John Loughlin, both non-employee directors, bring expertise in executive compensation matters to their service on the Compensation Committee through their prior experience on boards of directors, as executive officers or as consultants to other companies. Mr. William Cadogan served as a member of the Compensation Committee during a portion of the fiscal year ended December 31, 1998, but resigned on March 16, 1998.

    PRINCIPAL OBJECTIVES. The principal objective of the Company's executive compensation program is to enhance the Company's short-term and long-term financial results for the benefit of the Company's stockholders. To achieve this objective, the Company's executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning the financial interests of the Company's executive officers with those of its stockholders. The Company performs periodic reviews of each executive officer's compensation package to confirm competitiveness of the Company's executive compensation policies as compared to the policies of companies with which the Company competes for prospective employees who possess the skills necessary for developing, manufacturing and marketing successful telecommunications products and associated services. The Committee reviews the recommendations of the Chief Executive Officer, taking into account some or all of the following factors: external market data; the Company's performance; the individual's contribution to the Company's success; and the internal equity of compensation levels among executive officers.

    ELEMENTS OF EXECUTIVE COMPENSATION. An executive officer's compensation package includes: (i) base salary, (ii) annual performance-based bonuses, which are based upon the individual executive officer's contribution to the Company's success, and (iii) long-term incentive compensation, in the form of stock options, granted with the objective of aligning executive officers' long-term interests with those of the stockholders, encouraging the achievement of superior results over an extended period and balancing the equity compensation levels among the executive officers. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Company's profit sharing plan and the Company's 1997 Purchase Plan, which are generally available to all employees of the Company.

    BASE COMPENSATION. Base salaries for executive officers are generally set at competitive market levels for each officer's respective position, level of responsibility and experience. In recommending, reviewing and setting base cash compensation levels for executive officers, the Chief Executive Officer and the Compensation Committee take into account some or all of the following factors:
(i) the Company's past financial performance and future expectations; (ii) the general and industry-specific business environment; (iii) the individual executive officer's base compensation in the prior year; and (iv) individual performance by the executive. Review of the foregoing factors is intended to be subjective and no fixed value or weight is assigned to any specific factor when making decisions regarding the salary of executive officers.

    PERFORMANCE-BASED COMPENSATION. Each executive officer is eligible to receive a cash bonus for each fiscal year based upon both the Company's and the individual's performance during that year. Such bonuses are paid either at the end of the fiscal year, or at the beginning of the next fiscal year. Bonus awards for each of the Company's executive officers, other than the Company's Chief Executive Officer, are based upon the recommendations of the Chief Executive Officer. The initial determination of the amount of the cash bonus to be received by an executive officer is determined according to a methodology and rating system which take into account the following factors: (i) performance of the Company and the individual as compared to performance objectives set by the Company for both the Company and the individual, (ii) relative experience base of the individual, and (iii) the individual's past performance and longevity as an employee with the Company. After the initial determination is made, the Chief Executive Officer and Compensation Committee adjust the bonus amount based upon a review of the individual's expected contribution to the Company's growth and in a manner which is intended to set the bonus at an amount which would be equitable when compared to the bonus amounts of other executive officers. The final determination as to performance based compensation is intended to be subjective and the Chief Executive Officer and Compensation Committee will not assign a fixed value or weight to any specific factor when making decisions regarding the bonus of executive officers.

    STOCK OPTIONS. Long-term incentive compensation, in the form of stock options, allows executive officers to share in any appreciation in the value of the Company's Common Stock. The Company believes that stock option participation aligns the interests of each executive officer with the interests of the Company's stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with a longer-term view that may support the retention of key executive officers. Generally, executive officers are granted stock options upon hiring by the Company. The Compensation Committee generally takes into account competitive market levels for option grants, the general and industry-specific business environment and the expected contribution of the executive officer to the Company over the short and long term when determining option grant levels for new executive officers. When establishing stock option grant levels for existing executive officers, the Compensation Committee considers existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and current stock price. Stock options to be granted under the Company's stock plans will generally have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Generally, these stock options will become exercisable over five years as follows: 20% of the total option shares become exercisable on each anniversary of the date of grant. In the fiscal year ended December 31, 1998, two (2) executive officers of the Company, but none of the Named Executive Officers, were awarded non-qualified stock options to purchase an aggregate of 192,500 shares of Common Stock.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is in the Company's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of
Section 162(m) of the Code.

    CEO COMPENSATION. Mr. Madonna, the Company's President and Chief Executive Officer, may participate in the same compensation programs that are available to the Company's other executive officers except with respect to equity compensation. Mr. Madonna is precluded from participating in the Company's stock option program and other stock option plans. His non-equity compensation is determined in accordance with the policies and factors applicable to other executive officers as described above. In fiscal 1998, Mr. Madonna's base salary was not increased beyond his previous year's salary of $300,000 and the Compensation Committee awarded him a cash bonus of $60,000. In making such bonus and salary determinations, the Committee considered (i) an assessment of salaries and bonuses believed to be paid to chief executive officers at comparable companies of comparable size within the same or similar industries,
(ii) an assessment of Mr. Madonna's qualifications, performance, past contributions and expected contributions to the Company's future growth including his ability to manage increased facility, headcount and infrastructure demands, (iii) the Company's financial performance in fiscal 1998, which was highlighted by increased revenues for each fiscal quarter, (iv) the Company's successful completion of two strategic acquisitions, and (v) the Company's successful negotiation and execution of contracts with several major telecommunications companies. The Compensation Committee periodically reviews Mr. Madonna's compensation package to ensure that it remains competitive.

Respectfully submitted by    BOARD OF DIRECTORS:              COMPENSATION COMMITTEE:
the:
                             Edward L. Breslow                Edward L. Breslow
                             John Loughlin                    John Loughlin
                             Robert P. Madonna
                             Christopher Stavros

                            STOCK PERFORMANCE GRAPH

    The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock from November 4, 1997, the date of the Company's initial public offering, through December 31, 1998, with the cumulative total return on the Center for Research in Security Prices Total Return Index for the Nasdaq Stock Market (US) and the S&P's Communication-- Equipment Manufacturers Index over the same period. The comparison assumes $100 was invested on November 4, 1997 in the Company's Common Stock, in the Nasdaq Stock Market Index (US) and in the S&P's Communication--Equipment Manufacturers Index, and assumes reinvestment of dividends, if any.

          COMPARISON OF CUMULATIVE TOTAL RETURN AMONG EXCEL SWITCHING
           CORPORATION, THE NASDAQ STOCK MARKET INDEX (US) AND S&P'S
                  COMMUNICATION--EQUIPMENT MANUFACTURERS INDEX

                              [GRAPH APPEARS HERE]

                                                            NOVEMBER 4, 1997    DECEMBER 27, 1997  DECEMBER 31, 1998
                                                           -------------------  -----------------  -----------------
Excel Switching Corporation..............................       $     100           $   77.38          $  180.95
The Nasdaq Stock Market Index (US).......................             100               93.08             135.94
S&P's Communication--Equipment Manufacturers Index.......             100               90.39             164.02

    Prior to November 4, 1997, the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph with respect to the Nasdaq Stock Market Index (US) and the S&P Communications--Equipment Manufacturers Index was obtained from The Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

            PROPOSAL TO APPROVE AND RATIFY THE AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN

    The 1997 Stock Option Plan was adopted by the Company's Board and received stockholder approval in September 1997. A maximum of 3,000,000 shares of Common Stock were originally reserved for issuance under the 1997 Stock Option Plan upon the exercise of options ("Stock Options"), in connection with awards of stock of the Company ("Awards"), or for direct stock purchases of shares of the Company ("Purchases"). The Board of Directors has approved and recommends to the stockholders that they approve and ratify the Amended and Restated 1997 Stock Option Plan which, among other things, (a) increases the number of shares of Common Stock available under the 1997 Stock Option Plan from 3,000,000 shares to 5,000,000 shares, and (b) provides the opportunity for non-employee directors to participate in the 1997 Stock Option Plan.

    The Company's management relies on Stock Options as an essential part of the compensation packages necessary for the Company to attract and retain experienced officers, employees, and non-employee directors. The Board believes that the above amendments are essential to permit the Compensation Committee and Company's management to continue to provide long-term, equity based incentives to present and future officers, employees, and non-employee directors.

    The following table sets forth as of March 22, 1999, all Stock Options granted under the 1997 Stock Option Plan since its inception to (i) all current executive officers as a group, (ii) all employees, excluding executive officers, as a group, and (iii) each person who has received five percent or greater of the options granted under the 1997 Stock Option Plan. Until the Board amended the 1997 Stock Option Plan in March 1999, non-employee directors of the Company were not eligible to receive Stock Options under the 1997 Stock Option Plan. No non-employee director or Named Executive Officer has been granted Stock Options under the 1997 Stock Option Plan since its inception.

NAME                                                                        NUMBER OF OPTIONS
--------------------------------------------------------------------------  ------------------
David S. Miller*..........................................................          260,000
Peter M. Lojko*...........................................................          150,000
Michael E. Flaster*.......................................................          140,000
All Current Executive Officers as a Group (10 Persons)....................          192,500
All Employees who are not Executive Officers as a Group...................        1,435,550

* Persons who have received five percent or greater of options granted under the 1997 Stock Option Plan.

    As of March 22, 1999, 2,999,600 shares remained authorized for issuance under the 1997 Stock Option Plan of which approximately 1,617,050 were reserved for outstanding options, such that only approximately 1,382,550 were available for new grants of Stock Options, Awards or Purchases. In addition, since September 1997, the number of employees has increased from approximately 252 to approximately 381 in March 1999. If the increase in the number of shares authorized for issuance under the 1997 Stock Option Plan is not approved, the Company may be unable to continue to provide suitable long-term equity based incentives to present and future employees. IF THE PROPOSED AMENDMENTS TO THE 1997 STOCK OPTION PLAN ARE NOT APPROVED BY THE STOCKHOLDERS, THE COMPANY WILL NOT GRANT STOCK OPTIONS, AWARDS, OR PURCHASES UNDER THE 1997 STOCK OPTION PLAN IN EXCESS OF THAT NUMBER OF SHARES OF COMMON STOCK REMAINING AVAILABLE UNDER THE EXISTING 1997 STOCK OPTION PLAN AND WILL NOT GRANT STOCK OPTIONS, AWARDS OR PURCHASES TO NON-EMPLOYEE DIRECTORS. The Company has not at the present time determined who will receive the remaining shares of Common Stock that are authorized for issuance under the 1997 Stock Option Plan if the proposed Amended and Restated 1997 Stock Option Plan is approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S AMENDED AND RESTATED 1997 STOCK OPTION PLAN.

DESCRIPTION OF THE AMENDED AND RESTATED 1997 STOCK OPTION PLAN

    The purpose of the Amended and Restated 1997 Stock Option Plan (hereinafter, the "1997 Plan") is to provide incentives to key employees and other individuals of the Company by providing them with opportunities to purchase stock of the Company. Under the 1997 Plan, all employees of the Company are eligible to be granted Stock Options which qualify as incentive stock options ("ISO" or "ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Consultants, all employees, officers and directors of the Company may be granted Stock Options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). Awards and Purchases may also be granted to consultants, employees, officers and directors of the Company. ISOs, Non-Qualified Options, Awards and Purchases are sometimes referred to collectively as "Stock Rights" and ISOs and Non-Qualified Options are sometimes referred to individually as an "Option" and collectively as "Options."

    ADMINISTRATION. The 1997 Plan is administered by the Compensation Committee of the Board, which consists of two non-employee and disinterested directors. Subject to the provisions of the 1997 Plan, the Compensation Committee has the authority to determine among other things, the persons to whom Stock Rights shall be granted, the number of shares subject to each grant, the duration of the Stock Right, when the Stock Right becomes exercisable, the per share exercise price or purchase price, and other terms and provisions governing the particular Stock Right. In addition, the Compensation Committee may authorize executive officers of the Company to execute Stock Option agreements with individuals hired as employees of the Company, not including individuals hired as executive officers. Pursuant to such authority, the executive officer may determine the number of Stock Options to be issued to such employee, subject to specific limitations set forth by the Committee in its grant of authority.

    GRANTING OF STOCK RIGHTS. The aggregate fair market value (determined on the date of grant) of Common Stock to be received by an ISO optionee (under all stock option plans of the Company) pursuant to an ISO, if such optionee exercises options at the earliest possible date, cannot exceed $100,000 in any calendar year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options. No employee of the Company may be granted options to acquire, in the aggregate, more than 3,500,000 shares of Common Stock under the 1997 Plan during any fiscal year of the Company. Stock Rights may be granted under the 1997 Plan at any time prior to September 15, 2007. The date of grant of a Stock Right under the 1997 Plan is the date specified by the Compensation Committee at the time it grants the Stock Right or the date permitted by the Compensation Committee pursuant to its grant of authority to an executive officer to execute Stock Option agreements with individuals hired as employees of the Company.

    EXERCISE PRICES OF STOCK RIGHTS. Pursuant to the 1997 Plan, ISOs cannot be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of ISOs granted to an employee or officer holding 10% or more of the total combined voting power of all classes of stock of the Company). Fair market value shall mean the last reported sale price on the date of grant on the Nasdaq National Market. On March 22, 1999, the closing sale price of the Company's Common Stock on the Nasdaq National Market was $26.875.

    The exercise price per share of each Non-Qualified Option granted and the purchase price per share of any stock granted in any Award or authorized as a Purchase under the 1997 Plan is determined by the Compensation Committee at the time of grant.

    DURATION OF STOCK RIGHTS. Subject to certain qualifications relating to the termination of the Optionee's employment, or the Optionee's death or permanent disability, the 1997 Plan provides that each Option shall expire on the date specified by the Compensation Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company.

    EXERCISE OF OPTIONS. Each Option granted under the 1997 Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Compensation Committee may specify. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Compensation Committee. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. The Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option (subject to the $100,000 per year limit on the fair market value of stock subject to ISOs which may become exercisable in any calendar year).

    PAYMENTS FOR EXERCISE OF STOCK RIGHTS. Payment for the exercise of any Stock Right under the 1997 Plan may be made in cash or by check in US Dollars or, if authorized by the Compensation Committee, (a) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (b) by delivery of a personal recourse, interest bearing note or (c) through delivery of an assignment to the Company of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay the amount to the Company.

    ASSIGNABILITY. Only the optionee may exercise an Option. ISOs are not transferable by the optionee except by will or by the laws of descent and distribution. Non-Qualified Options are not transferable by the optionee except by will or by the laws of descent, pursuant to a valid domestic relations order or in accordance with the terms of the Optionee's option agreement.

    EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH. Generally, Non-Qualified Options are subject to the termination and cancellation provisions as determined by the Compensation Committee at the time of grant.

    If an employee or consultant is terminated for "cause," his or her Options shall terminate on the date of such termination and such Options shall thereupon not be exercisable to any extent whatsoever. Generally, "cause" consists of conduct, as determined by the Board, involving one or more of the following: (i) gross misconduct by the employee or consultant which is materially injurious to the Company; (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company; (iii) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; (iv) the commission of an act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; (v) the conviction of the employee or consultant of a felony involving any financial impropriety or which would materially interfere with such Optionee's ability to perform his or her services or otherwise be injurious to the Company; or (vi) the failure of the employee or consultant to perform in a material respect his or her employment obligations without proper cause.

    If an ISO optionee dies, any ISO held by such optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO).

    If an ISO optionee ceases to be employed by the Company by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, and at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO).

    If an ISO optionee ceases to be employed by the Company other than by reason of termination for "cause", death or disability, no further installment of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 90 days from the date of termination of employment (but not later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options.

    POOLING-OF-INTERESTS ACCOUNTING. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, then the Board may take such action as is necessary to ensure the Acquisition is accounted for as a pooling-of-interests. Such action may include amending the 1997 Plan, rescinding previous grants of Stock Rights or amending previous Board actions, in each case, without the consent of any Optionee.

    ACCELERATION OF VESTING FOR BUSINESS COMBINATIONS. Unless otherwise specifically provided in the written agreement between the Optionee and the Company, upon any merger, consolidation, sale of all or substantially all of the assets of the Company or similar business combination in which the Company is not the surviving entity or if it is the surviving entity, does not survive as a going concern in substantially the same line of business, Options are subject to accelerated vesting. The rate of accelerated vesting is dependent upon the length of the Optionee's employment or engagement and can range from an acceleration of 10% of any unvested portion of an Option if the Optionee has been employed or engaged by the Company for more than 1 but less than 6 months and an acceleration of 100% of any unvested portion of an Option if the Optionee has been employed or engaged by the Company for 36 months or more.

    The Board may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1997 Plan at any time (although such action shall not affect options previously granted). Any shares subject to an Option which for any reason expires or terminates unexercised may again be available for option grants under the 1997 Plan. Unless terminated sooner, the 1997 Plan will terminate at the end of the day on September 15, 2007.

            PROPOSAL TO APPROVE AND RATIFY THE AMENDED AND RESTATED
                  1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    The Company's 1997 Non-Employee Director Stock Option Plan was adopted by the Board and received stockholder approval in September 1997. A maximum of 225,000 shares of Common Stock were originally reserved for issuance under the 1997 Non-Employee Director Stock Option Plan upon the exercise of options granted to non-employee directors of the Company. The Board has approved and recommends to the stockholders that they approve and ratify the Amended and Restated 1997 Non-Employee Director Stock Option Plan which, among other things,
(a) provides for the immediate termination of both the initial grant of options to purchase 30,000 shares of Common Stock upon joining the Board and the automatic grant of options to purchase an additional 15,000 shares of Common Stock on each of the following two anniversary dates thereof, and (b) commencing January 1, 2000, provides for the automatic grant to each non-employee director of fully vested options to purchase 1,250 shares of Common Stock once each quarter provided that such director has been a member of the Board for at least one (1) year.

    Directors receive no cash compensation for their services as directors, except for reimbursement of expenses incurred in connection with attending meetings of the Board and its committees and the opportunity to participate in the Company's health insurance plan. Thus, the Company relies on stock options as an inducement to obtain and retain the services of qualified non-employee directors. The Board believes that the above amendments are essential to permit the Company to continue to provide long-term, equity-based compensation to present and future non-employee directors.

    As of March 22, 1999, 225,000 shares remained authorized for issuance under the 1997 Non-Employee Director Stock Option Plan of which approximately 100,000 were reserved for outstanding options, and approximately 125,000 were available for new grants of options to non-employee directors.

    Prior to its amendment by the Board in March 1999, the 1997 Non-Employee Director Stock Option Plan provided for the grant of options to purchase 30,000 shares on the date that a non-employee director was first elected to the Board (the "Initial Options"). Upon joining the Board, each of Messrs. Breslow and Loughlin were granted Initial Options for the purchase of 30,000 shares of Common Stock at an exercise price equal to the initial public offering price of $21.00. Mr. William Cadogan, a former member of the Board, also received Initial Options to purchase 30,000 shares of Common Stock upon joining the Board. Upon his resignation in March 1998, Mr. Cadogan retained options to purchase 10,000 shares of Common Stock, all of which were then exercisable at a per share exercise price of $21.00. In addition to Initial Options, the 1997 Non-Employee Director Stock Option Plan previously provided that for a period of two years, but in any event not later than December 1999, each non-employee director would automatically be granted options to purchase an additional 15,000 shares of Common Stock on each anniversary of the date that such non-employee director was first elected to the Board (the "Additional Options"). Each of Messrs. Breslow and Loughlin were granted options to purchase an additional 15,000 shares of Common Stock on November 4, 1998, the one-year anniversary of the date on which they first became members of the Board. The fair market value and per share exercise price for such grants was $22.313.

    The Board amended the 1997 Non-Employee Director Stock Option Plan in March 1999 to immediately terminate both the grant of Initial Options and Additional Options and replace such grants, effective as of January 1, 2000, with a grant to each non-employee director of fully vested options to purchase 1,250 shares of Common Stock on the first business day of January, April, July and October of each fiscal year provided that as of such date, each such director has been a member of the Board for at least one (1) year.

    IF THE AMENDMENTS TO THE 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN ARE NOT APPROVED, THE COMPANY MAY BE UNABLE TO CONTINUE TO PROVIDE SUITABLE LONG-TERM EQUITY-BASED COMPENSATION TO ATTRACT AND RETAIN QUALIFIED PERSONS WHO ARE NOT EMPLOYEES OR OFFICERS OF THE COMPANY TO SERVE AS MEMBERS OF ITS BOARD. The Company has not at the present time determined what compensation will be provided to present and future non-employee directors in lieu of options if the amendments to the 1997 Non-Employee Director Stock Option Plan are not approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

DESCRIPTION OF THE AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION
  PLAN

    The purpose of the Amended and Restated 1997 Non-Employee Director Stock Option Plan (hereinafter, the "Director Plan") is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board. The Director Plan provides these non-employee directors the opportunity to purchase stock of the Company by granting them options.

    ADMINISTRATION. The Director Plan is administered by the Compensation Committee. The Compensation Committee has the power to construe the Director Plan, determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Director Plan as they may deem desirable.

    AUTOMATIC GRANT OF OPTIONS. Under the amended Director Plan, commencing on January 1, 2000, each non-employee director who is or becomes a member of the Board will be automatically granted an option to purchase 1,250 shares of Common Stock of the Company on the first business day of January, April, July and October of each fiscal year of the Company, provided that such individual continues to be a non-employee director on such date and provided that as of such date, such individual has been a member of the Board for at least one (1) year. Options can be granted under the Director Plan any time prior to September 16, 2007.

    EXERCISE PRICE. The exercise price of the stock underlying the options granted under the Director Plan is the fair market value of such shares on the date the option is granted. Fair market value is the last reported sale price of the Common Stock on the grant date as reported on the Nasdaq National Market.

    DURATION OF OPTIONS. Subject to certain qualifications relating to the termination of the optionee's tenure on the Board, or the optionee's death or permanent disability, the Director Plan provides that each option shall expire on the date which is ten (10) years after the date of grant of the option.

    VESTING OF OPTIONS. Options granted under the Director Plan are fully vested and immediately exercisable on the date such options are granted to the optionee. An optionee may forfeit his or her right to receive future grants of options in any fiscal year unless the optionee attends at least 75% of the Board meetings held in the previous fiscal year.

    PAYMENT FOR EXERCISE OF OPTIONS. Payment for the exercise of options under the Director Plan may be made (a) in cash or by check in US Dollars, (b) in whole or in part through delivery of shares of Common Stock valued at fair market value, or (c) through delivery of an assignment to the Company of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay the amount to the Company.

    ASSIGNABILITY. Options may be transferred by will or by the laws of descent and distribution, pursuant to a domestic relations order or pursuant to and in accordance with the optionee's stock option agreement.

    EFFECT OF TERMINATION OF DIRECTOR, DISABILITY OR DEATH. If an optionee ceases to be a member of the Board for any reason other than removal for "cause", death, or permanent disability, any portion of a vested and exercisable option that has not been exercised as of the date the optionee ceases to be a member of the Board may be exercised at any time prior to the scheduled expiration date of the option.

    Generally, in the event that an optionee is removed from the Board of Directors for "cause", his or her options shall terminate on the date of such removal and such options shall thereupon not be exercisable to any extent whatsoever. Removal for "cause" generally refers to removal for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company; (iii) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company; (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board).

    If an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any unexercised options may be exercised by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) at any time prior to the scheduled expiration date of the option.

    The Board may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the Director Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for option grants under the Director Plan. Unless terminated sooner, the Director Plan will terminate on September 16, 2007.

                        FEDERAL INCOME TAX CONSEQUENCES

    THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE 1997 PLAN, THE DIRECTOR PLAN, THE STOCK OPTION PROGRAM AND THE 1997 PURCHASE PLAN, AND OF CERTAIN OTHER RIGHTS GRANTED UNDER THE 1997 PLANS, IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE

RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE FEDERAL INCOME TAX CONSEQUENCES OF THESE PLANS OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

    A. INCENTIVE STOCK OPTIONS (INDIVIDUALLY, AN "ISO," AND COLLECTIVELY, "ISOS"). The following general rules are applicable under current United States federal income tax law to ISOs granted under the 1997 Plan:

        1. In general, an optionee will not recognize any income upon grant of an ISO or upon the issuance of shares to him or her upon the exercise of an ISO, and the Company will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

        2. If shares acquired upon exercise of an ISO are not disposed of within
    (i) two years from the date the ISO was granted or (ii) one year from the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

        3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

        4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercise of an ISO, the Company generally should be entitled to a corresponding federal income tax deduction.

        5. The difference between the amount realized by an optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

        6. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

        7. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax." In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

        8. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

        9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

    B. NON-QUALIFIED STOCK OPTIONS. The following general rules are applicable under current federal income tax law to options granted under the 1997 Plan which do not qualify as ISOs, and to all options granted under the Director Plan (individually, a "Non-qualified Option", and collectively, "Non-qualified Options"):

        1. In general, an optionee will not recognize any taxable income upon the grant of a Non-qualified Option, and the Company will not be entitled to a federal income tax deduction upon such grant.

        2. An optionee generally will recognize ordinary income at the time of exercise of the Non-qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount.

        3. When an optionee sells the shares acquired upon the exercise of a Non-qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

        4. When an optionee recognizes ordinary income attributable to a Non-qualified Option, the Company generally should be entitled to a corresponding federal income tax deduction.

        5. An optionee may be entitled to exercise a Non-qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-qualified Option in such fashion, special rules will apply.

        6. Special rules apply if the shares acquired upon the exercise of a Non-qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

    C. STOCK AWARDS AND PURCHASES. The following general rules are applicable under current federal income tax law to Awards and Purchases under the 1997
Plan:

    Persons receiving Common Stock under the 1997 Plan pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Company generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss. Special rules apply if the shares acquired pursuant to an Award or Purchase are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

    D. OPTIONS GRANTED UNDER THE 1997 EMPLOYEE STOCK PURCHASE PLAN. The following general rules are currently applicable under current federal income tax law to options under the 1997 Purchase Plan:

        1. The amounts deducted from an employee's pay under the 1997 Purchase Plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the 1997 Purchase Plan or at the time the employee purchases shares pursuant to the 1997 Purchase Plan.

        2. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

           (a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

           (b) 15% of the fair market value of the shares on the first business day of the Payment Period.

    In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income).

        3. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan within two years after the first business day of the Payment Period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the Payment Period over the amount the employee paid for the shares.

    In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

        4. If the employee disposes of shares purchased pursuant to the 1997 Purchase Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, the Company will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

                     RATIFICATION OF SELECTION OF AUDITORS

    The Board has selected the firm of Arthur Andersen LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 1999. Arthur Andersen LLP has served as the Company's auditors since 1992. THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THIS SELECTION.

    It is expected that a member of the firm of Arthur Andersen LLP will be present at the Meeting, will make a statement if so desired and will be available to respond to appropriate questions from the Company's stockholders. The ratification of this selection is not required under the laws of the Commonwealth of Massachusetts, where the Company is incorporated, but the results of this vote will be considered by the Board in selecting auditors for future fiscal years.

                                 OTHER MATTERS

    The Board does not intend to bring any matters before the Meeting other than those specifically set forth in the Notice of Annual Meeting and it knows of no matters to be brought before the meeting by others. If any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Board.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities Exchange Commission (the "SEC"). Such Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16 forms they file. Based on its review of the copies of such filings received by it and based upon written representations from the Reporting Persons, the Company believes that during the fiscal year ended December 31, 1998 all of its officers, directors and greater-than-ten-percent stockholders complied with all
Section 16(a) filing requirements.

                           EXPENSES AND SOLICITATION

    All costs of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have Common Stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by the Company's officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies. The Company will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained.

                             STOCKHOLDER PROPOSALS

    The Company currently intends to hold its Annual Meeting of Stockholders for the fiscal year ended December 31, 1999 during May 2000. Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, proposals of stockholders intended for inclusion in the Company's proxy materials for such Annual Meeting of Stockholders must be received at the Company's principal executive offices no later than December 11, 1999.

    Stockholders who wish to make a proposal at the aforementioned Annual Meeting of Stockholders, other than one that will be included in the Company's proxy materials, must notify the Company no earlier than January 13, 2000 and no later than February 12, 2000 of such a proposal. If a stockholder makes such a timely notification, the proxies solicited by the Company's Board will confer discretionary voting authority on the persons named as attorneys in the proxy and such persons may exercise discretionary voting authority under circumstances consistent with the rules of the Securities and Exchange Commission. If a stockholder who wishes to present a proposal fails to notify the Company by February 12, 2000, the stockholder shall not be entitled to present the proposal at the meeting. Notwithstanding the failure to timely notify the Company, if the proposal is brought before the meeting, then the proxies solicited by the Company's Board will confer discretionary voting authority on the persons named as attorneys in the proxy.

    Any such stockholder proposals should be submitted to Excel Switching Corporation, 255 Independence Drive, Hyannis, Massachusetts 02601, Attention:
Christopher Stavros, Clerk.

                                                                 SKU# 1669-PS-99

                                                                       EXHIBIT A

                          EXCEL SWITCHING CORPORATION
                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN

    1. PURPOSE. This Amended and Restated 1997 Stock Option Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Excel Switching Corporation (the "Company"), any present or future parent and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

    2.  ADMINISTRATION OF THE PLAN.

        A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the exercise price per share subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any; (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it; and (ix) authorize executive officers of the Company to (a) execute option agreements with individuals hired as employees of the Company during the periods between Committee meetings, not including individuals hired as executive officers, and (b) determine the number of Options to be issued to such employee, subject to the specific limitations set forth by the Committee in its grant of authority to such executive officer. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any

    Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

        B. COMMITTEE ACTION. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        C. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

        D. PERFORMANCE-BASED COMPENSATION. The Board, in its discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, by a committee consisting solely of two or more outside directors (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

    3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

    4. STOCK. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 5,000,000 shares, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to such Options shall again be available for grants of Stock Rights under the Plan. No employee of the Company or any
Related Corporation may be granted Options to acquire, in the aggregate, more than 3,500,000 shares of Common Stock under the Plan during any fiscal year of the Company, subject to adjustment as provided in paragraph 13.

    The following provision shall be effective only on and after the date of the initial public offering of shares of Common Stock of the Company pursuant to the Securities Act of 1933, as amended. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

    5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after September 16, 1997 and prior to September 15, 2007. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

    6.  MINIMUM OPTION PRICE; ISO LIMITATIONS.

        A. PRICE FOR NON-QUALIFIED OPTIONS, AWARDS, AND PURCHASES. Subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted and the purchase price per share of stock granted in any Award or authorized as a Purchase under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

        B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

        C. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options, and the Company shall issue separate certificates to the optionee with respect to options that are Non-Qualified Options and Options that are ISOs.

        D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or
    (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options,
(ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

    8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, 21 and 22 each Option granted under the Plan shall be exercisable as follows:

        A. FULL VESTING OR PARTIAL VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

        B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee or as otherwise provided in this Plan.

        C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

        D. ACCELERATION OF VESTING. Subject to any accounting considerations with respect to "Accounting for Business Combinations" pursuant to Accounting Principles Board Opinion No. 16, the Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

    9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the Agreement relating to such ISO, if an ISO Optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Optionee's right to re-employment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the Optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the Optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

    10.  DEATH; DISABILITY.

        A. DEATH. If an ISO Optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such Optionee may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of (i) the specified expiration date of the ISO or
    (ii) 180 days from the date of the Optionee's death.

        B. DISABILITY. If an ISO Optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such Optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the Optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

    11. ASSIGNABILITY. During the lifetime of the Optionee, each Option shall be exercisable only by him or her and no Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution or, in the case of Non-Qualified Options, pursuant to a valid domestic relations order or in accordance with the terms of the Optionee's option agreement and in compliance with the provisions of the Securities Act of 1933, as amended.

    12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

    13. ADJUSTMENTS. Upon the occurrence of any of the following events, an Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such Option:

        A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, take one or more of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options any equity securities of the successor corporation or such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (iii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (v) accelerate the date of exercise of such Options or of any installment of any such Options; or (vi) terminate all Options in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation. The foregoing actions are subject in all instances to the approval of the Board of Directors and any accounting considerations for any acquisition which is treated as a "pooling of interests" transaction pursuant to the Accounting Principles Board (APB) Opinion No. 16, if any discretionary action by the Board of Directors would otherwise violate the accounting rules for treatment of the Acquisition as a "pooling of interests" under APB No. 16.

        C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised his or her Option prior to such recapitalization or reorganization.

        D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

        E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

        F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

        G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the Optionee shall receive from the Company cash in lieu of such fractional shares.

        H. ADJUSTMENTS. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

    14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

    15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board as of September 16, 1997 and approved by the stockholders of the Company on September 16, 1997. The Plan shall expire at the end of the day on September 15, 2007 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15 or in paragraph 23, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

    16.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF
ISOS. Subject to paragraph 13(D), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of such action, the Company shall issue separate certificates to the Optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

    17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

    18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20), the making of a distribution or other payment with respect to such stock or securities, or the vesting or transfer of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company may withhold income and/or employment taxes in respect of amounts that constitute compensation includible in gross income, or otherwise treated by law as wages for withholding for income or employment tax purposes. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted Common Stock acquired by exercising a Stock Right, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Company, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of Option shares having an aggregate fair market value equal to the amount of such withholding taxes. The use of any method of payment other than by cash or check in some cases may require or cause additional withholding obligations.

    20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each ISO Optionee thereby agrees to notify the Company in writing immediately after such Optionee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. Generally, a Disqualifying Disposition is any disposition (including any sale) of such Common Stock occurring on or before the later of the date (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO.

    21. NO EXERCISE OF OPTION IF ENGAGEMENT OR EMPLOYMENT TERMINATED FOR CAUSE. If the employment of an Optionee that is an employee or consultant of the Company or any Related Corporation is terminated for "Cause," such Optionee's options shall terminate on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. "Cause" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) gross misconduct by the employee or consultant which is materially injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company; or (iii) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission of an act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the employee or consultant of a felony involving any financial impropriety or which would materially interfere with such Optionee's ability to perform his or her services or otherwise be injurious to the Company; or (vi) the failure of the employee or consultant to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. For the purposes of this Section 21, termination of employment shall be deemed to occur when the employee receives notice that his employment is terminated.

    22. ACCELERATION AND VESTING OF OPTION FOR BUSINESS COMBINATIONS. Unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such Option, upon any merger, consolidation, sale of all (or substantially all) of the assets of the Company, or other business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company in which the Company is not the surviving entity, or, if it is the surviving entity, does not survive as an operating going concern in substantially the same line of business (an "Acquisition"), then the remaining unvested portions of any Option outstanding to any Optionee shall, immediately prior to the consummation of any of the foregoing events, become vested and immediately exercisable by the Optionee according to the following formula and dependent upon the length of the Optionee's continuous months of employment or engagement by the Company prior to the consummation of the Acquisition, provided, however, that this Section shall not apply to any reincorporation of the Company in a different State pursuant to a migratory merger:

       (i) If the Optionee has been employed by the Company for 36 months or more, then the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

        (ii) If the Optionee has been employed by the Company for more than 30 but less than 36 months, then 80% of the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

       (iii) If the Optionee has been employed by the Company for more than 24 but less than 30 months, then 50% of the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

        (iv) If the Optionee has been employed by the Company for more than 18 but less than 24 months, then 40% of the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

        (v) If the Optionee has been employed by the Company for more than 12 but less than 18 months, then 30% of the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

        (vi) If the Optionee has been employed by the Company for more than 6 but less than 12 months, then 20% of the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

       (vii) If the Optionee has been employed by the Company for more than 1 but less than 6 months, then 10% of the remaining unvested portion of any Option held by such Optionee shall become fully vested and exercisable.

    23. POOLING-OF INTERESTS-ACCOUNTING. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Stock Right granted hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by either the Company's Board, or by both the acquiring company's board and the Company's Board, to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Optionee, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

    24. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Commonwealth of Massachusetts or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                       EXHIBIT B

                          EXCEL SWITCHING CORPORATION
                AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

    1. PURPOSE. This Non-Qualified Stock Option Plan, to be known as the Amended and Restated 1997 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Excel Switching Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

    2. AVAILABLE SHARES. The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 225,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

    3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

    4. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares under this Plan and commencing on January 1, 2000, each person who is or becomes a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted an option to purchase 1,250 shares of Common Stock of the Company on the first business day of January, April, July and October of each fiscal year of the Company, provided that such individual continues to be a Non-Employee Director on such date and provided that as of such date, such individual has been a member of the Board for at least one (1) year.

    The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan.

    5. OPTION PRICE. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. Notwithstanding the foregoing, the fair market value of the Common Stock for the grant of an option on the date of the Company's Prospectus in connection with its initial public offering (the "Offering") shall be equal to the price per share at which the Common Stock is sold to the underwriters upon the Offering, without regard to any applicable discounts or commissions provided to such underwriters.

    6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

    7.  VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

        (a) Options granted under paragraph 4 of this Plan shall be fully vested and immediately exercisable on the date such options are granted to the optionee.

        The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

        (b) Notwithstanding subsection (a) of this paragraph 7, if an optionee attends less than 75% of the Board meetings held in any fiscal year (a "Default Year"), then the optionee shall forfeit his right to receive options in the next fiscal year in proportion to the percentage of Board meetings which the optionee actually attended in the Default Year. If the optionee is required to forfeit his right to receive future options, each successive quarterly option grant shall be forfeited, in whole or in part, until the requisite number of options have been forfeited. By way of illustration, if an optionee attends only 25% of the actual meetings of the Board of Directors (whether regular or special) held in any fiscal year, then the optionee shall forfeit the right to receive 75% of the options to be granted in the next fiscal year (i.e., the grant of options on January 1, April 1 and July 1 of the next fiscal year).

        (c) TRANSFERABILITY. Any option granted pursuant to this Plan shall be assignable or transferable by will, the laws of descent and distribution, pursuant to a domestic relations order or in accordance with the terms of the optionee's option agreement and only in compliance with the provisions of the Securities Act of 1933, as amended.

8. TERMINATION OF OPTION RIGHTS.

        (a) Subject to paragraph 8(c) below and except as may otherwise be specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee at any time prior to the scheduled expiration date of the option.

        (b) Except as may otherwise be specified in the agreement relating to an option, in the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) at any time prior to the scheduled expiration date of the option.

        (c) Except as may otherwise be specified in the agreement relating to an option, no portion of an option may be exercised if the optionee is removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company; or (iii) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board of Directors).

    9. EXERCISE OF OPTION. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail, facsimile or in person addressed to Excel Switching Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

    10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

        (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        (b) RECAPITALIZATION ADJUSTMENTS. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

        (c) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

        (d) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

    11. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

        (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

        (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

    12. LEGEND ON CERTIFICATES. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

    13. REPRESENTATION OF OPTIONEE. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933, as amended).

    14. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

    15. TERMINATION AND AMENDMENT OF PLAN. Options may no longer be granted under this Plan after September 15, 2007, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

    16. WITHHOLDING OF INCOME TAXES. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

    17. COMPLIANCE WITH REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

    18. GOVERNING LAW. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

SIDE A

                       EXCEL SWITCHING CORPORATION
                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               MAY 14, 1999

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                       OF EXCEL SWITCHING CORPORATION

     The undersigned, revoking all prior proxies, hereby appoints Christopher Stavros and Stephen S. Galliker, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock of Excel Switching Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Friday, May 14, 1999, at 2:00 p.m., local time, at the Sheraton Hyannis Resort, West End Circle, Hyannis, Massachusetts, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 9, 1999, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SIDE B

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTORS, FOR THE PROPOSALS IN ITEMS 2, 3 AND 4 AND DISCRETIONARY AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 5.

/X/ PLEASE MARK VOTES AS
    IN THIS EXAMPLE.

1.  To elect the Board of Directors for the ensuing year.

NOMINEES:

Edward L. Breslow, John Loughlin, Robert P. Madonna, Christopher Stavros

             FOR                    WITHHELD
             / /                      / /


/ /
    --------------------------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.


2. To approve and ratify the Company's Amended   FOR      AGAINST      ABSTAIN
and Restated 1997 Stock Option Plan (the "1997   / /        / /           / /
Plan") which, among other things, (a) increases the number of shares of Common Stock available under the 1997 Plan from 3,000,000 shares to 5,000,000 shares and (b) provides the opportunity for non-employee directors to participate in the 1997 Plan.

3.  To approve and ratify the Company's Amended   FOR     AGAINST      ABSTAIN
and Restated 1997 Non-Employee Director Stock     / /       / /           / /
Option Plan (the "Director Plan") which, among other things, (a) provides for the immediate termination of both the initial grant of options to purchase 30,000 shares of Common Stock upon joining the Board and the automatic grant of options to purchase an additional 15,000 shares of Common Stock on each of the following two anniversary dates thereof, and (b) commencing
January 1, 2000, provides for the automatic grant to each non-employee director of fully vested options to purchase 1,250 shares of Common Stock once each quarter provided that such director has been a member of the Board for at least one (1) year.

4.  To ratify the selection of Arthur Andersen LLP   FOR     AGAINST     ABSTAIN
as the Company's independent auditors for the        / /       / /          / /
fiscal year ending December 31, 1999.

5.  To transact such other business as may           FOR     AGAINST     ABSTAIN
properly come before the meeting.                    / /       / /          / /


MARK HERE            / /
FOR ADDRESS
CHANGE AND
NOTE BELOW

THIS PROXY SHOULD BE DATED AND SIGNED BY THE
STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME
APPEARS HEREON AND RETURNED PROMPTLY IN THE
ENCLOSED ENVELOPE. PERSONS SIGNING IN A
FIDUCIARY CAPACITY SHALL SO INDICATE, IF SHARES
ARE HELD BY JOINT TENANTS OR AS COMMUNITY
PROPERTY, BOTH SHOULD SIGN.

Signature: ______________________ Date _________

Signature: ______________________ Date _________